Yields for You Income Strategy A ETF
Schedule of Investments
September 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.6%		Shares	Value
AAM Low Duration Preferred and Income Securities ETF		280,944	$5,534,597
BondBloxx Bloomberg Two Year Target Duration US Treasury ETF		15,313	758,976
JPMorgan Equity Premium Income ETF		22,879	1,306,391
JPMorgan Nasdaq Equity Premium Income ETF		24,336	1,399,807
SPDR Bloomberg 1-3 Month T-Bill ETF(a)		97,765	8,969,939
Touchstone Ultra Short Income ETF(a)		303,703	7,701,908
TOTAL EXCHANGE TRADED FUNDS (Cost $25,779,397)			25,671,618

TOTAL INVESTMENTS - 99.6% (Cost $25,779,397)			25,671,618
Money Market Deposit Account - 0.4% (b)			89,778
Other Assets in Excess of Liabilities - 0.0% (c)			4,751
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$25,766,147
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025, was 3.95%.

(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Yields for You Strategy A ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$25,671,618	$–	$–	$25,671,618
Total Investments	$25,671,618	$–	$–	$25,671,618